Conquer Risk Defensive Bull Fund
		Schedule of Investments
	March 31, 2022 (Unaudited)
Shares			Fair Value	% of Net Assets

MONEY MARKET FUNDS
224,145,970	First American Government Obligations Fund		$224,145,970
- Class X 0.22% * **

Total for Money Market Funds (Cost - $224,145,970)			224,145,970	100.07%

	Total Investments (Cost - $224,145,970)		224,145,970	100.07%

	Liabilities in Excess of Other Assets		(158,014)	-0.07%

Net Assets			$223,987,956	100.00%

* Additional Information, including current Prospectus and Annual Reports, is available at
https://www.firstamericanfunds.com/index/InvestmentSolutions/FundsPerformanceSummary/
GovernmentObligations.classX.html
** The rate shown represents the 7-day yield at March 31, 2022.

1. SECURITY TRANSACTIONS

For Federal income tax purposes, the cost of securities owned at March 31, 2022, was $224,145,970. At March 31, 2022, the composition of gross unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) of investments was as follows:

	Unrealized Appreciation		$ -
	Unrealized Depreciation		-
	Unrealized Depreciation		$ -

2. SECURITIES VALUATIONS

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS

A description of the valuation techniques applied to the Fund’s major categories of assets measured at fair value on a recurring basis follows.

Money market funds. Money market funds are valued at net asset value provided by the funds and are classified in level 1 of the fair value hierarchy.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of March 31, 2022:

Valuation of Inputs and Assets	Level 1	Level 2	Level 3	Total
Money Market Funds	$224,145,970	$ -	$ -	$ 224,145,970
Total	$224,145,970	$ -	$ -	$ 224,145,970

Refer to the Fund's Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets or liabilities during the fiscal quarter ended March 31, 2022.